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                            ZENITH SURVIVORSHIP LIFE

                        Supplement Dated March 18, 1996
                                       to
                          Prospectus Dated May 1, 1995

  The following information applies to Zenith Survivorship Life Policies issued in the State of New York.

  (1) The Minimum Guaranteed Death Benefit 1, Guaranteed Death Benefit 1 Fund, and Guaranteed Death Benefit 1 Premium, described in detail on page A-12 of the prospectus, are referred to in the Policy as the No Lapse Guarantee Benefit 1, No Lapse Guarantee Benefit 1 Fund, and No Lapse Guarantee Benefit 1 Premium, respectively, in the Policy.

  (2) The Minimum Guaranteed Death Benefit 2, Guaranteed Death Benefit 2 Fund, and Guaranteed Death Benefit 2 Premium, described in detail on page A-12 of the prospectus, are referred to in the Policy as the No Lapse Guarantee Benefit 2, No Lapse Guarantee Benefit 2 Fund, and No Lapse Guarantee Benefit 2 Premium, respectively, in the Policy.

  (3) The "Transfer Option" section on page A-23 of the prospectus is modified to indicate that, under Policies issued in New York, transfers of cash value between sub-accounts are permitted up to 12 times in a policy year without NEVLICO's consent. In addition, the section is modified to indicate that sub-account transfers are now permitted by telephone under Policies issued in New York.

  (4) The section entitled "Limits to NEVLICO's Right to Challenge the Policy-Notification of First Death" on page A-33 of the prospectus is modified to indicate that a Policy issued in the state of New York is not contestable after it has been in force for two years during the life of either insured.

  (5) The following sentence is added to the last paragraph under the section "Premiums--Flexible Premiums" on page A-20 of the prospectus and the seventh paragraph under the section "Other Policy Features--Loan Provision" on page A-21 of the prospectus: "For Policies issued in New York, if the amount of the payment received is not the exact amount of the Planned Premium, unless you request otherwise in writing to NEVLICO, it will be used first as payment of loan interest due, second as repayment of a Policy loan, third as a Planned Premium, and fourth as an unscheduled payment."

VL-103-96NY